UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 6, 2014
Date of report (date of earliest event reported)

LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

75 State Street
Boston MA 02109
(Address of principal executive offices) (Zip Code)

(617) 423-3644
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)    On January 6, 2014, Jeffrey E. Stiefler notified LPL Financial Holdings Inc. (“LPLFH” and collectively with its subsidiaries, the “Company”) that he intends to retire as a director of LPLFH and certain of its subsidiaries. Mr. Stiefler’s retirement will be effective as of February 15, 2014. His decision to retire did not result from any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Dan H. Arnold
Dan H. Arnold
Chief Financial Officer

Dated: January 10, 2014